SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 28, 2005
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter)

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 27, 2005, PepsiCo’s Board of Directors accepted the offer of Franklin D. Raines not to stand for re-election to the Board at PepsiCo’s annual meeting of shareholders in May. Mr. Raines will continue as a member of the Board of Directors and Chairman of PepsiCo’s Audit Committee until the annual meeting.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005		PepsiCo, Inc.
	By:	/s/ Robert E. Cox
Robert E. Cox
Vice President, Deputy General Counsel and Assistant Secretary